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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 2, 2001 (MARCH 30, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)

              OKLAHOMA                                 1-13726                               73-1395733
    ----------------------------                ---------------------            ---------------------------------
    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


   6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA                                        73118
   ----------------------------------------------------                                     ----------
          (Address of principal executive offices)                                          (Zip Code)
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                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 30, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing a conference call for April 3, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on March 30, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CHESAPEAKE ENERGY CORPORATION



                                    BY: /s/ AUBREY K. MCCLENDON
                                        ---------------------------------------
                                                  AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:  April 2, 2001



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                                  EXHIBIT INDEX


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
EXHIBIT           DESCRIPTION
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
99                Press Release issued by the Registrant on March 30, 2001.
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